UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 1, 2026

Central Index Key Number of the issuing entity: 0001705163

Morgan Stanley Capital I Trust 2017-H1

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000312070

Barclays Bank PLC

Central Index Key Number of the sponsor: 0001624053

Argentic Real Estate Finance LLC

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001682532

Starwood Mortgage Funding III LLC

Central Index Key Number of the sponsor: 0001701238

Citi Real Estate Funding Inc.

Central Index Key Number of the sponsor: 0001541001

Citigroup Global Markets Realty Corp.

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-206582-10	38-4032155 38-4032156 38-7187248
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (212) 761-4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Section 8 – Other Events

Item 8.01 – Other Events.

Effective as of September 1, 2026, C-IV Asset Management LLC (“C-IV AM”), a Delaware limited liability company, will act as special servicer for the 123 William Street mortgage loan and each related pari passu and/or subordinate promissory note (collectively, the “Applicable Non-Serviced Loan Combination”), which is serviced under the pooling and servicing agreement for the WFCM 2017-RB1 securitization (the “Applicable PSA”). On September 1, 2026, Greystone Servicing Company LLC, a Delaware limited liability company (“Greystone”), sold and conveyed substantially all of the assets of the special servicing division of Greystone to C-IV AM (the “Sale Transaction”), and C-IV AM assumed all of the duties, responsibilities and liabilities of the special servicer under the related servicing agreement arising following the closing of the Sale Transaction. C-IV AM is a wholly-owned subsidiary of C-IV Capital Partners LLC, a Delaware limited liability company. Substantially all of the key employees that were performing duties on behalf of Greystone special servicing and handling special servicing matters immediately prior to the closing of the Sale Transaction, are now employed by C-IV AM or its affiliate, and each of them continues to perform the same duties in substantially the same capacity on behalf of C-IV AM subsequent to the closing of the Sale Transaction. As special servicer for the Applicable Non-Serviced Loan Combination, C-IV AM will be responsible for the servicing and administration of such Applicable Non-Serviced Loan Combination if it becomes specially serviced (and the servicing and administration of any related REO property) and processing and performing certain reviews of material actions with respect to such Applicable Non-Serviced Loan Combination when it is not specially serviced. Servicing of the Applicable Non-Serviced Loan Combination will continue to be governed by the Applicable PSA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

	By:	/s/ Jane Lam
		Name:	Jane Lam
		Title:	President
Dated: September 1, 2026